SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                         1934
                                 (Amendment No.    )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to S.240.14a-11(c) or S.240.14a-12


                                   COMPUMED, INC.
     -------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)


     -------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)


     Payment of Filing Fee (Check the appropriate box):

     [X]  $125  per  Exchange Act  Rules  0-11(c)(1)(ii),  14a-6(i)(1), or
          14a-6(j)(2).

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)  Title of each class of securities to which transaction applies:

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          2)  Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

             -----------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD MARCH 28, 1996

                                    ---------------

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CompuMed, Inc., a Delaware Corporation (the "Company"), will be held at 1230 Rosecrans Avenue, Manhattan Beach, California, on Thursday, March 28, 1996, at 10:00 a.m., Pacific Standard Time, for the following purposes:

          1. To elect six directors to serve for the following year and until successors have been elected and qualified.

          2. To act upon a proposal to approve an amendment to the 1992 Stock Option Plan increasing the number of shares subject to the Plan from 480,000 to 880,000.

          3. To act upon the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year.

          4. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on February 15, 1996 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Meeting in person.

                              By order of the Board of Directors


                              DeVere B. Pollom
                              Secretary

     February 20, 1996
     Manhattan Beach, California



     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK OR PREFERRED STOCK, AS THE CASE MAY BE, TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING
     SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                    COMPUMED, INC.

                                   ---------------

                                   PROXY STATEMENT

                                   ---------------


                            ANNUAL MEETING OF STOCKHOLDERS

                                    MARCH 28, 1996


                                       GENERAL
                                       -------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of CompuMed, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's executive offices at 1230 Rosecrans Avenue, Manhattan Beach, California, on Thursday, March 28, 1996, at 10:00 a.m., Pacific Standard Time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").

     The Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to stockholders on February 20, 1996.


                         VOTING SECURITIES AND VOTE REQUIRED
                         ------------------------------------

     Only stockholders of record at the close of business on February 15, 1996 are entitled to notice of and to vote the shares of common stock, $.01 par value ("Common Stock"), Class A $3.50 Cumulative Convertible Preferred Stock, $.10 par value ("Class A Preferred Stock") and Class B $3.50 Convertible Preferred Stock, $.10 par value ("Class B Preferred Stock" and collectively with the Common Stock and the Class A Preferred Stock the "Voting Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of January 22, 1996, 8,363,123 shares of Common Stock, 8,400 shares of Class A Preferred Stock and 52,333 shares of Class B Preferred Stock were outstanding. There was no other class of voting securities outstanding at that date.

     The presence, in person or by proxy, of the holders of majority of the outstanding shares of Voting Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Voting Stock voting at the Meeting will be required to approve Proposal Nos. 2 and 3, regarding the 1992 Stock Option Plan and the ratification of the appointment of auditors, respectively. A plurality of votes cast will be required for the election of directors.

     Each share of Voting Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. With respect to all proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees, "FOR" approval of the amendment to the 1992 Stock Option Plan and "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each such proxy granted by a stockholder may be revoked by such stockholder at any time before it is exercised by filing with the Secretary of the Company a revoking instrument in the form of a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy attends the Meeting in person and so requests. Attendance at the Meeting will not, in itself, constitute revocation of the Proxy.

     The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.


                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

     At the Meeting six (6) directors will be elected to serve until the next Meeting and until their successors are elected and qualified. The Board of Directors will vote all proxies received by them in the accompanying form for the nominees listed below. The current size of the Board of Directors of the Company is eight (8). All of the directors were elected at the 1995 Annual Meeting, except for Rod N. Raynovich. Mr. Raynovich was appointed to the Board of Directors pursuant to the Company's By-laws in October 1994. The size of the Board of Directors of the Company has been reduced to six. Winston Millet and Howard Mark, M.D. have determined not to seek election to the Board of Directors for 1996 and will resign as directors of the Company. In the event any nominee is unable to or declines to serve at the time of the Meeting, the proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     The following are the nominees for election as directors:

                                                     First Year
     Nominees            Position with Company       Elected Director    Age
     ----------          ---------------------       ----------------    ---

     Robert Funari       Chairman of the Board            1992            48
     Robert Goldberg          Director                    1994            62
     John Minnick             Director                    1985            47
     Rod Raynovich       President, CEO and Director      1995            52
     Robert Stuckelman        Director                    1973            63
     Russell Walker           Director                    1993            36


     BUSINESS EXPERIENCE OF DIRECTORS

     Mr. Funari was elected to the Board in February 1992. Since August 1993 he
     ----------
     has served as Executive Vice President of the Syncor Corporation and recently was appointed as its President and Chief Operating Officer. From 1989 to 1993 he was a Corporate Vice President of Baxter International and President of its Pharmaseal Division. Mr. Funari was with Baxter for over fifteen years, and has held a number of executive positions, including President of Paramax Systems Division from 1986 to 1989. Mr. Funari received his BS degree in Mechanical Engineering from Cornell University and his MBA degree from Harvard University, Graduate School of Business Administration.

     Mr. Goldberg is a senior partner in the firm of Francis, Goldberg &
     ------------
     Powers, a certified Public Accounting Firm and has been associated with such firm since January 1995. Prior to becoming associated with such firm he was a senior partner in the Los Angeles office of Bernstein, Fox, Goldberg & Licker Certified Public Accountants for fifteen years. He is certified in both California and New York and is also a member of the New York State Bar. Mr. Goldberg attended Lehigh University, Brooklyn Law School and New York University School of Law and has lectured for the Practicing Law Institute and The American College of Life
     Underwriters.    He is  a  member  of  the Estate  Planning  Council,
     Professional Planners Forum and various accounting societies.

     Mr.  Minnick is currently President of Minnick Capital Management and for
     ------------
     the past nineteen years has been President of J.D. Minnick & Company, investment counselors, Topeka, Kansas. Mr. Minnick, an attorney, has had a long standing relationship with the Company in his capacity as investment counsel for a large number of investors in certain franchise programs that the Company is a part of. Mr. Minnick has also served as a Director to certain private corporations.

     Mr. Raynovich was appointed President and Chief Executive Officer of the
     -------------
     Company in October 1994. Mr. Raynovich has 25 years of experience in the medical diagnostics and biotechnology industry. Mr. Raynovich served as president of Raygent Associates, a healthcare consulting firm providing investment banking and business development services from April 1993 to October 1994. Prior to becoming president of Raygent Associates, he was President and CEO of Leeco Diagnostics, Inc., which have merged into Endogen, Inc. from August 1990 to April 1993. Mr. Raynovich was Vice President of Business Development of Cambridge Bioscience Corp. He has also held management positions with Abbott Laboratories and Johnson & Johnson. Mr. Raynovich received his M.B.A. from Rutgers University and his B.S. from Penn State University.

     Mr. Stuckelman founded the Company in 1973 and served as its President up
     --------------
     to 1982.  From 1982 through 1989, Mr. Stuckelman was a business consultant
     for small  and medium  size companies.   In  1989, he  rejoined the
     Company as President and Chief Executive Officer in which capacities he served until October 1994. Mr. Stuckelman has been a director of the Company since its incorporation and is one of its principal stockholders. From 1958 to 1973, he was employed by Litton Industries in various capacities, the last of which was Director of Advanced Business Development. He holds an MSEE from the University of Southern California and a BEE from Cornell University.

     Mr. Walker joined the Company in April 1985 as Senior Software Specialist.
     ----------
     He was promoted to Engineering Manager in August 1986, assumed additional duties as Director of Engineering and Manufacturing in November 1987, was appointed Vice President of Operations in October 1988 and assumed the role of Senior Scientist on a consulting basis in October 1993. Since October 1993 Mr. Walker has maintained a private consulting practice, Walker Associates, specializing in applications of physics and computer science to health care. In September 1995 he contracted to provide consulting services to the Bone Measurement Institute, a wholly owned subsidiary of Merck & Co. Inc., in support of the OsteoGram technology licensed by Merck from the Company. Mr. Walker also currently serves as an adjunct instructor in Computer Science at Orange Coast College. He was named Director of the Company in June 1993. He holds an M.S. degree in Applied Physics from the California Institute of Technology and an MBA from California State University-Long Beach.


     BUSINESS EXPERIENCE OF SIGNIFICANT OFFICER

     DeVere B. Pollom (age 58) joined the Company in September 1990 as Vice
     ----------------
     President and Chief Financial Officer. From 1988 through 1990, he was a consultant to hospitals and nursing registries. From 1984 to 1988, he was a Director of Finance for Jupiter Hospital Corporation. Mr. Pollom
     graduated from the University of Washington with a degree in Business Administration.


     BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the fiscal year ended September 30, 1995. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors.

     The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. This Committee currently consists of Mr. Minnick and Mr. Goldberg. The Audit Committee met two times during the fiscal year ended September 30, 1995.

     The Compensation Committee reviews and approves the Company's compensation policy and has assumed responsibility for administration of the Company's 1992 Stock Option Plan. This Committee currently consists of Mr. Funari and Mr. Stuckelman. The Compensation Committee met two times during the fiscal year ending September 30, 1995.


     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations that no Form 5 was required, the Company believes that, during the year ended September 30, 1995, its officers, directors, and greater than ten-percent beneficial owners complied with all applicable filing requirements.


                          COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation Table

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer for the period from October 1994, the date Mr. Raynovich became Chief Executive Officer, through September 30, 1995, the fiscal year end of the Company, of the Company's Chief Executive Officer. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to the Company during the last fiscal year.


     Name and                                       Long-Term
     Principal     Fiscal   Annual     Compensation Compensation  All Other
     Position      Year     Salary     Bonus        Stock Options Compensation
     --------      ------   ------     ------------ ------------- ------------

     R. Raynovich   1995   $114,000*   $25,000       $158,150      $36,000
      President


     *  Reflects actual salary from October 1994 to fiscal year end 1995.


     EMPLOYMENT AGREEMENTS

     No formal employment agreement exists between the Company and Mr. Raynovich. Mr. Raynovich has, however, accepted an offer of employment pursuant to which he currently receives an annual salary of $120,000 and $3,000 per month in personal expenses. The Company is presently negotiating the remaining terms of a formal employment agreement with Mr. Raynovich.


     EMPLOYEE STOCK OPTION PLANS

     On March 27, 1992, the Company's stockholders approved a 1992 Stock Option Plan (the "1992 Plan"). The purpose of the 1992 Plan is to enable the Company to recruit and retain selected officers and other employees by providing equity participation in the Company to such individuals. Under the 1992 Plan, regular salaried employees, including directors who are full time employees, may be granted options exercisable at not less than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of any option granted to an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company must be 110% of the fair market value of the Common Stock on the date of grant and the duration of the options granted may not exceed five years. Prior to the existence of any public market for the Company's shares, the fair market value had been determined from time to time by the Board of Directors. Options generally become exercisable at a rate of 33% of the shares subject to an option one year after its grant. The remaining shares generally become exercisable over an additional 24 months. The duration of options may not exceed ten years. Options under the Plan are nonassignable, except in the case of death and may be exercised only while the optionee is employed by the Company, or in certain cases, within a specified period after termination of employment (within three months) or death (within twelve months). The purchase price and number of shares of Common Stock that may be purchased upon exercise of options are subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations.

     Under the 1992 Plan, there are 51,308 shares available for grant and 109,674 options were exercised during the fiscal year.

     One item of business on the agenda at the Meeting is to increase the number of options in the Plan. See Proposal 2 "Proposal to approve an amendment to the 1992 Stock Option Plan increasing the number of shares issuable under the Plan to 880,000 shares."

     The amount of options granted and to whom they are granted, are determined by the Board of Directors with the recommendation of the Compensation Committee, at their discretion. There are no specific criteria, performance formulas or measures applicable to the determination of the amount of options to be granted and to whom such options are to be granted.

     The Company's 1982 Stock Option Plan (the "1982 Plan") terminated on January 29, 1992. The terms and conditions of such plan were in all material respects identical with the 1992 Plan. As of January 22, 1996, options totaling 16,222 were exercised during the 1995 fiscal year and 4,750 remain outstanding under the 1982 Plan, and no further options will be granted under such Plan.


                       STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants
                       ---------------------------------------

              Number of Securities
            (shares of Common Stock)  % of total Options  Exercise
               Underlying Options    Granted to Employees   Price    Expiration
     Name          Granted(1)           in Fiscal Year    ($/share)     Date
     ----    ----------------------- -------------------- ---------  ----------

     R. Raynovich   158,150                   41%           $1.00        (2)


     ------------

     (1) Options vested at various dates during the 1995 fiscal year, except for 9,000 options that vested on December 16, 1995.

     (2) The expiration dates for the options granted span the period from October 2000 to March 2001.


     NON-QUALIFIED STOCK OPTIONS

     Between February 1992 and January 1996, a total of 591,397 non-qualified stock options were granted to directors and officers. The exercise prices of such non-qualified stock options were between $1.00 and $4.00 per share which were equal to the fair market value of the Common Stock on the dates of grant. The non-qualified stock options expire between 1996 and 2000. These options were not issued from either the 1982 or 1992 Employee Stock Option Plans. As of January 22, 1996, 19,542 of these non-qualified stock options were exercised.


     SAVINGS AND RETIREMENT PLANS

     In July 1987 the Company instituted a Savings and Retirement Plan (the "S&R Plan"). Under the S&R Plan, every full-time salaried employee who is 18 years of age or older may contribute up to 15 percent of his or her annual salary to the Company's S&R Plan. The Company will make a matching contribution of $.25 for every $1.00 of the employee's contribution for an employee contribution of up to but not exceeding 6 percent of the employee's annual salary. Company contributions are 100% vested after 60 months of contributions to the S&R Plan. Benefits are payable under the S&R Plan upon termination of a participant's employment with the Company or at retirement. The S&R Plan meets the requirements of Section 401(k) of the Internal Revenue Code. Internal Revenue Service regulations limit the percentage of tax-deferred contributions that can be made by higher-compensated participants. There are restrictions upon withdrawal of tax deferred contributions, but participants are permitted to borrow against the value of their tax deferred accounts.

     In March 1993, the Company established a Supplemental Employee Retirement Plan (deferred compensation plan) for executives to defer part of their compensation up to 15% of their annual salary, less any monies withheld under the Company's 401(k) Plan. In addition to executive's compensation, the Company contributes $.25 to the plan for each $1.00 of executive compensation contribution. The Company has elected to invest the amount in the executive's account in a life insurance policy in the name of the executive with assignment to the Company. The Company is obligated to pay to the executive or any beneficiary any credit balance in the executive's account.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information regarding the exercise of stock options during the fiscal year ended September 30, 1995 and the fiscal year-end value of unexercised options for the Company's named executive officers.

                                         Number of
                                         Securities
                                        (shares of
                                       Common Stock)           Value of
                                   Underlying Unexercised     Unexercised
                                        Options at      In-the-money Options at
                                      Fiscal Year End     Fiscal Year End (1)
           Shares Acquired   Value      Exercisable/           Exercisable/
     Name    on Exercise    Realized   Unexercisable          Unexercisable
     ----  ---------------  --------   -------------          -------------

     R. Raynovich -            -        149,150/9,000      $1,528,787/$92,250

     (1) Based upon the closing market price of the Company's Common Stock as reported on the NASDAQ Stock market on September 30, 1995 minus the respective option exercise prices.


                                PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning ownership of the Company's Common Stock as of January 20, 1996 by: (a) each director of the Company; (b) each person known to the Company to be the beneficial owner of more than five percent of its Common Stock; and (c) all officers and directors of the Company as a group.


                                    Amount and Nature of Beneficial Ownership
                                    -----------------------------------------

     Name and Address of
     Beneficial Owner               Number of Shares(1)     Percent of Class
     -------------------            -------------------     ----------------

     Spinnaker Technology Fund L.P.       550,000                 5.9%
     c/o Sound View Asset Management
     22 Gatehouse Road
     P.O. Box 110236
     Stamford, CT 06911-0238

     Winston Millet                       516,443 (2)             5.5%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     Howard Mark, M.D.                    424,328 (3)             4.5%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     Robert Stuckelman                    240,325 (4)             2.5%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     Rod Raynovich                        158,150 (5)             1.7%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     John Minnick                         114,649 (6)             1.2%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     Russell Walker                        34,319 (7)              .4%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     Robert Funari                         28,584 (8)              .3%
     c/o CompuMed, Inc.
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

                                    Amount and Nature of Beneficial Ownership
                                    -----------------------------------------

     Name and Address of
     Beneficial Owner               Number of Shares(1)     Percent of Class
     --------------------           -------------------     ----------------

     Robert Goldberg                       24,163 (9)              .3%
     c/o CompuMed, Inc.                --------------            -----
     1230 Rosecrans Avenue
     Manhattan Beach, CA 90266

     All Officers and Directors
     as a group (10 in number)          1,616,306 (10)           17.2%
                                       ===============           =====

     ----------------

     (1)  Includes options exercisable within sixty days of January 22, 1996.
     (2) Includes 36,443 shares subject to non-qualified stock options and warrants and 48,000 shares of Class B Preferred Stock which are convertible into 480,000 shares of Common Stock.
     (3) Includes 62,422 shares subject to non-qualified and qualified stock options.
     (4) Includes 85,810 shares subject to non-qualified and qualified stock options.
     (5)  158,150 shares subject to non-qualified stock options.
     (6)  Includes 45,364 shares subject to non-qualified stock options.
     (7)  34,319 shares subject to non-qualified and qualified stock options.
     (8)  28,584 shares subject to non-qualified stock options.
     (9)  Includes 14,163 shares subject to non-qualified stock options.
    (10) Includes 67,114 shares in addition to shares listed in above footnotes subject to non-qualified and qualified stock options.


                                      PROPOSAL 2

                 PROPOSAL TO APPROVE AN AMENDMENT TO THE 1992 STOCK
                     OPTION PLAN INCREASING THE NUMBER OF SHARES
                      ISSUABLE UNDER THE PLAN TO 880,000 SHARES

     In March 1992, the Board of Directors of the Company and its stockholders approved the 1992 Stock Option Plan (the "1992 Plan") to issue 120,000 options to purchase shares of Common Stock. In March 1993, March 1994 and March 1995 the Board of Directors of the Company and its stockholders amended the 1992 Plan to add 120,000 options in each of the three years. As of January 22, 1996, 280,356 shares of Common Stock were reserved for issuance upon exercise of options previously granted under the 1992 Plan and 51,308 shares were reserved for the grant of future options. Options for 139,691 shares were exercised during the fiscal year.

     On December 19, 1995, the Board of Directors approved an amendment to the 1992 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance by an additional 400,000 shares, thereby increasing the number of shares of Common Stock available for future option grants to 451,308 shares. The Board adopted this amendment to ensure that the Company will continue to be able to grant stock options to employees and officers and directors of the Company. Management has found the 1992 Plan to be useful in the hiring and retention of qualified officers and key personnel.

     At the Meeting, the stockholders are being requested to consider and approve the amendment to the 1992 Plan. The affirmative vote of the holders of a majority of the shares of the Common Stock voting at the Meeting will be required to approve the amendment.

     The essential features of the 1992 Plan are outlined below:

     Shares  Subject to Option.   Up  to 480,000 shares  of Common  Stock may be
     -------------------------
     issued under the 1992 Plan, as amended to date. If Proposal 2 is approved, then up to 880,000 shares will be available for issuance under the 1992 Plan. The number of shares available for options and subject to option, and the option exercise price, is to be adjusted upward or downward, as the case may be, in the event of any stock dividend, recapitalization, merger, consolidation, split up or similar transaction
     affecting  shares of  the Company's  Common  Stock.   If  any  option
     granted under the 1992 Plan terminates or expires without having been exercised in full, the shares not purchased under such options will again be available for purposes of the 1992 Plan.

     Administration.  The 1992 Plan is administered by the Company's
     --------------
     Compensation Committee (the "committee") consisting of not  less than two
     members of the Board of Directors.   The committee is presently composed
     of Robert Funari and Winston Millet. The Committee has sole authority to determine which eligible employees of the Company and its subsidiaries shall receive options under the 1992 Plan, the times when they are to receive them, the number of shares to be optioned in each case, the provisions of the option agreements and the terms and
     conditions of  exercise.   However, options granted to any member of the
     Stock Option Committee require the approval of an independent majority of the Board of Directors.

     Exercise Price.  The exercise price in each incentive stock option granted
     ---------------
     under the 1992 Plan may be not less than 100 percent of the fair market value of the shares of the optioned stock on the date the option is granted and 110 percent of such fair market value if the optionee owns more than ten percent of the voting rights of the Company's outstanding capital stock. The exercise price of "non-qualified options" granted under the 1992 Plan may be established at any price determined by the Compensation Committee. The exercise price must be paid to the Company in cash or, in the sole discretion of the committee, with Common Stock on the date of exercise.

     Eligible Employees.  Subject to selection by the committee, any full-time
     ------------------
     or part-time employee  of, or  consultant to, the  Company is  eligible to
     be granted  one or  more options  pursuant to  the 1992  Plan.   All
     officers, directors,  and   nominees  for  election  as  directors  are
     eligible  to participate in the 1992 Plan.

     Maximum Option Term.  No option under the 1992 Plan may be made exercisable
     --------------------
     after the expiration of ten years from the date it is granted.

     Non-Transferability.  No option is transferable by the optionee except by
     --------------------
     will or the laws of descent or distribution.

     Exercise of Options.  Options are exercisable in whole or in part at such
     -------------------
     times after the date of grant as are set forth in an option agreement as determined by the Committee. An option is exercisable by the optionee only during his or her lifetime and only while he or she is an employee of the Company, or within three months after termination of employment. In the event of an optionee's death or disability, the option, to the extent exercisable at the date of termination of employment and unexercised, may be exercised by the optionee or his or her estate within one year from date of death or disability, but in no event may the option be exercised after its expiration.

     Termination of Options.   An option  to the  extent not validly  exercised,
     ----------------------
     will terminate automatically upon the termination of employment with the Company, except by death or disability. All options which are exercisable on the date of such termination of employment may be exercised during a three-month period beginning on the date of termination.

     Restrictions on Options.  Each  option granted under the 1992 Plan will be
     -----------------------
     for a term, and exercisable only in accordance with, option agreements approved by the Committee. The term of stock options granted under the 1992 Plan is limited to a period of ten years from the date of grant. Although the committee reserves the right to establish other terms and conditions as to any option granted under the 1992 Plan, it is currently anticipated that the Committee will continue to follow this policy as to options granted under the 1992 Plan. The exercisability of an option under the 1992 Plan may be determined upon an individual basis by the Compensation Committee at the time of grant.

     The 1992 Plan contains provisions which authorize the Compensation Committee, in the event of a sale or merger of all or substantially all of the Company's assets, or a merger or consolidation in which the Company is not the surviving corporation, to take certain action in its discretion. In the event of such a transaction the Committee may accelerate the exercisability of any option to permit its exercise in full during such period as the Committee may prescribe following the public announcement of a sale of assets, merger or consolidation. The Committee may also require an optionee in the event of such a transaction to surrender his option in return for a substitute option issued by a surviving corporation which is determined by the Committee to have a value substantially equal to the value of the surrendered option.

     Under the terms of the 1992 Plan, the aggregate fair market value (determined at the time an option is granted, which will normally be equal to the option exercise price per share) of Common Stock exercisable under an incentive stock option for the first time in any calendar year may not exceed $100,000.

     The 1992 Plan provides that shares of Common Stock acquired upon exercise of options will be paid for in cash or, in the sole discretion of the committee, through the delivery of shares of Common Stock with a market value equal to the option exercise price. The ability to pay the exercise price in shares of Common Stock would, if permitted by the committee, enable an optionee to engage in a series of successive stock for stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment by the optionee.

     Amendment.  The Board of Directors may amend the 1992 Plan without the
     ----------
     approval of stockholders, except that stockholder approval will be required for any amendment which would (i) increase the total number of shares obtainable under the 1992 Plan, or (ii) reduce the exercise price of incentive stock options below 100 percent of the fair market value of the stock on the day the option is granted, or (iii) change the class of persons eligible to participate in the 1992 Plan, or (iv) extend the period during which options may be granted or exercised. Adjustments in the total number of shares optionable under the 1992 Plan and adjustments of the exercise price may be made, however, without stockholder approval pursuant to the adjustment provisions mentioned under the subcaption "Shares Subject to Option" above.

     Duration.   No option may be granted under the 1992 Plan after March 22,
     --------
     2002 but options granted on or before that date will remain valid in accordance with respective terms.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN.


                                      PROPOSAL 3

                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1996. Ernst & Young LLP has served as the Company's independent auditors since 1981.

     Services provided to the Company and its subsidiaries by Ernst & Young LLP with respect to Fiscal 1995 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and information services matters.

     Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.

     Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1996 fiscal year will require the affirmative vote of a majority of the shares of Common Stock voting at the Meeting.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.


                                    ANNUAL REPORT

     All stockholders of record as of February 15, 1996 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended September 30, 1995 (the "Annual Report") which contains audited financial statements of the Company and the Company's 1995 Annual Report on Form 10-KSB as filed with the SEC. The Annual Report is deemed to be part of the material for the solicitation of proxies.

          THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON FEBRUARY 15, 1996 WHO DID NOT RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE SECRETARY, COMPUMED, INC., 1230 ROSECRANS AVENUE, MANHATTAN BEACH, CALIFORNIA 90266.


                                    OTHER MATTERS

     As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Meeting other than that which has been referred to above. As to other business, if any, that may come before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                  STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

     Stockholder proposals must be received by the Secretary of the Company, for inclusion in the Company's proxy materials relating to the 1997 Annual Meeting of Stockholders, by October 23, 1996.

               By order of the Board of Directors


               DeVere B. Pollom
               Secretary



     February 20, 1996

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                    COMPUMED, INC.
                            ANNUAL MEETING OF STOCKHOLDERS
                                    MARCH 28, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of COMPUMED, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated February 20, 1996, and hereby constitutes and appoints ROD N. RAYNOVICH or DEVERE B. POLLOM, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote all shares of Voting Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

          1.   The  election  of   six  directors  nominated  by  the  Board  of
               Directors:

               [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to
                   (except as indicated)               vote for all nominees
                                                       listed below

           Robert Funari, Robert Goldberg, John Minnick, Rod N. Raynovich,
                         Robert Stuckelman and Russell Walker

               (Instruction: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees, names in the space provided below)

               -----------------------------------------------------------------

          2. The amendment to the 1992 Stock Option Plan increasing the number of shares subject to the Plan to 880,000:

                       [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

          3. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1995 fiscal year:

                       [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

          4. Other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.

                         Dated:                             , 1996
                               -----------------------------
                                                              (L.S.)
                               -------------------------------
                                                              (L.S.)
                               -------------------------------


                         Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

                         PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.